ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated April 10, 2018 to the Prospectus dated August 1, 2017, as supplemented

Conversion of Class R Shares to Institutional Class Shares
On March 27, 2018, the Board of Trustees of Forum Funds (the "Trust") approved a Plan of Conversion and Termination (the "Plan") pursuant to which the Fund's Class R shares will convert into its Institutional Class shares. The Fund's investment adviser (the "Adviser") recommended the approval of the Plan to the Board. Based on the Adviser's recommendation, the Board concluded that it is in the best interests of the shareholders of the Fund's Class R shares ("Shareholders") to convert the Class R shares to Institutional Class shares.
The Fund anticipates that it will complete the Plan on or around the close of business on August 1, 2018 (the "Conversion Date"). In anticipation of the conversion, the Fund will convert the Class R shares, without any fee, load, or charge to any Shareholder, to shares of the Fund's Institutional Class shares with an aggregate net asset value per share ("NAV") equal to the aggregate NAV of each Shareholder's Class R shares, both determined as of the Conversion Date. The conversion would be tax-free for Shareholders and place Shareholders in a less expensive share class of the Fund. Following the conversion into the Institutional Class shares, the Fund will take all necessary actions to terminate its Class R shares.
Shareholders have the right to redeem their Class R shares prior to the Conversion Date. Furthermore, purchases of and exchanges into Class R shares will immediately cease to be accepted as of the date of this supplement.
Subadviser Change in Control, Approval of New Subadvisory Agreement

In anticipation of a change in control of Tortoise Capital Advisors, L.L.C. ("TCA"), an investment subadviser to the Fund, and to provide for continuity of management, on January 31, 2018, the Board approved the termination of the original subadvisory agreement between Absolute Investment Advisers LLC ("Absolute") and TCA (the "Original Agreement") and approved an interim investment subadvisory agreement between Absolute and TCA ("Interim Agreement"), effective as of the close of the anticipated change in control transaction. The Interim Agreement provided that it would remain in effect for the lesser of 150 days from its effectiveness, or until the Board approves a new, permanent investment subadvisory agreement between Absolute and TCA.

On March 27, 2018, the Board approved a new, permanent subadvisory agreement between Absolute and TCA (the "Subadvisory Agreement"). The terms of the Subadvisory Agreement are materially identical to those of the Original Agreement, including the subadvisory fee to be paid to TCA thereunder. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Absolute, subject to Board approval, is permitted, as it did here, to enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without obtaining approval of Fund shareholders.

1.
The paragraph entitled "Subadvisers" in the sub-section entitled "Investment Adviser" in the section entitled "Management" on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Harvest Capital Strategies LLC; Longhorn Capital Partners, L.P.; St. James Investment Company, LLC; and Tortoise Capital Advisors, L.L.C. are the Subadvisers to the Fund.

2.
The table and paragraphs that follow the table in the sub-section entitled "The Adviser and Subadvisers" in the section entitled "Management" beginning on page 34 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadviser	Investment Strategy
Harvest Capital Strategies LLC 600 Montgomery Street, Suite 1700 San Francisco, CA 94111	Agriculture Focused Long/Short Equity
Longhorn Capital Partners, LP 1445 Ross Avenue, Suite 5000 Dallas, TX 75202	Global Long/Short Equity
St. James Investment Company, LLC 3838 Oak Lawn Avenue, Suite 1414 Dallas, TX 75219	Concentrated Equity
Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, KS 66211	Select Energy Opportunity

Harvest Capital Strategies LLC was founded in 1999 and provides investment advisory services for other pooled investment vehicles and separately managed accounts.
Longhorn Capital Partners, LP was founded in 2006 and provides investment advisory services for other pooled investment vehicles.
St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.
Tortoise Capital Advisors, L.L.C. was founded in 2002 and provides investment advisory services for separately managed accounts, private funds and other pooled investment vehicles.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the "SEC"), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders ("Exemptive Relief"). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.
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For more information, please contact Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.
212-PSA1-0418

ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated April 10, 2018 to the Statement of Additional Information ("SAI") dated
August 1, 2017, as supplemented

1.	In the "Key Defined Terms" section on page 1 of the SAI, the definition of "Subadviser" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Harvest Capital Strategies LLC; Longhorn Capital Partners, L.P.; St. James Investment Company, LLC; and Tortoise Capital Advisors, L.L.C., the Fund's subadvisers.

2.
The table entitled "Ownership of Adviser and Subadvisers" in the sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" on pg. 35 of the SAI is hereby deleted in its entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Harvest Capital Strategies LLC	Joseph A. Jolson and JMP Group LLC
Longhorn Capital Partners, L.P.	Kristopher N. Kristynik
St. James Investment Company, L.L.C.	Robert J. Mark
Tortoise Capital Advisors, L.L.C.	Lovell Minnick Partners LLC

3.
The first paragraph in the sub-section entitled "G. Distributor" in the section entitled "Board of Trustees, Management, and Service Providers" on page 37 of the SAI is hereby deleted in its entirety and replaced with the following:

Distribution Services. Foreside Fund Services, LLC (the "Distributor") is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is not affiliated with the Adviser. Lovell Minnick Partners, LLC owns a controlling interest in each of the parent entity of the Distributor and the parent entity of Tortoise Capital Advisors, LLC, a Subadviser to the Fund. As a result, the Distributor and Tortoise Capital Advisors, LLC are "affiliates" within the meaning of the Investment Company Act of 1940.

4.	The sub-section entitled "E. Code of Ethics" in the section entitled "Other Matters" beginning on page 55 of the SAI is hereby deleted in its entirety and replaced with the following:

The Trust, Absolute, Distributor, and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, Absolute, Distributor, and each Subadviser, as applicable. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

* * *

For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.